                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):
                            November 18, 2009
                            -----------------

                       WESTAMERICA BANCORPORATION
                       --------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                                CALIFORNIA
                                ----------
              (State or Other Jurisdiction of Incorporation)


                001-9383                       94-2156203
                --------                       ----------
        (Commission File Number)    (IRS Employer Identification No.)


         1108 Fifth Avenue, San Rafael, California          94901
         ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


                               (707) 863-6000
                               --------------
            (Registrant's Telephone Number, Including Area Code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibits
---------

99.1 Press release dated November 18, 2009

Item 8.01:  Other Events
------------------------

On November 18, 2009 Westamerica Bancorporation announced a redemption of preferred stock. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                              Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    JOHN "ROBERT" THORSON
-------------------------------------------------
John "Robert" Thorson
Senior Vice President and Chief Financial Officer
November 18, 2009

INDEX TO EXHIBITS
-----------------

                                                         Sequentially
Exhibit No.             Description                      Number Page
-----------             -------------------------        -------------
  (99.1)                 Press release dated                  5-6
                         November 18, 2009

Exhibit 99.1:
-------------

FOR IMMEDIATE RELEASE
November 18, 2009

WESTAMERICA BANCORPORATION REDEEMS PREFERRED STOCK

San Rafael, CA:	Westamerica Bancorporation (NASDAQ:  WABC) previously issued
83,726 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A (Preferred Stock), to the United States Department of the Treasury (Treasury) on February 13, 2009. On September 2, 2009, Westamerica redeemed 41,863 shares of the Preferred Stock from the Treasury.

Today, Westamerica redeemed the remaining 41,863 shares Preferred Stock from the Treasury at $1,000 per share. This redemption will require a one-time after-tax charge of $517 thousand, equivalent to approximately $0.02 diluted earnings per common share(EPS), to accelerate the accretion of the Preferred Stock discount. Quarterly Preferred Stock dividends and discount accretion will decline $553 thousand following the redemption, increasing quarterly EPS by approximately $0.02.

"Westamerica is proud to have fully retired the preferred stock using our operating cash flow. Our strong earnings have supported this redemption nine months after the preferred stock was issued," stated Chairman, President and CEO David Payne. "Westamerica did not issue additional common shares to finance the acquisition of County Bank. The incremental earnings from that acquisition are now fully delivered to our base of common shares existing at the time of the acquisition," concluded Payne.

Westamerica Bancorporation reported diluted earnings per common share of $0.81 for the third quarter 2009, and declared a quarterly dividend per common share of $0.35 on October 22, 2009. Third quarter 2009 results represented a 20 percent annualized return on common shareholders' equity. Westamerica Bancorporation, through its wholly owned subsidiary, Westamerica Bank, operates 99 branches and two trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

        For additional information contact:
        Westamerica Bancorporation
        Robert A. Thorson - SVP & Chief Financial Officer
        707-863-6840




FORWARD-LOOKING INFORMATION:
----------------------------

This press release contains forward-looking statements about Westamerica Bancorporation for which it claims the protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of plans, objectives and expectations of the Company or its management or board of directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as "believes", "anticipates", "expects", "intends", "targeted", "projected", "continue", "remain", "will", "should", "may" and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

These forward-looking statements are based on Management's current knowledge and belief and include information concerning the Company's possible or assumed future financial condition and results of operations. A number of factors, some of which are beyond the Company's ability to predict or control, could cause future results to differ materially from those contemplated. The Company's most recent quarterly report on Form 10-Q for the quarter ended September 30, 2009 and annual report on Form 10-K for the year ended December 31, 2008 filed with the Securities and Exchange Commission describe some of these factors. These factors include but are not limited to (1) the length and severity of current difficulties in the national and California economies and the effects of federal and state government efforts to address those difficulties; (2) liquidity levels in capital markets; (3) fluctuations in asset prices including, but not limited to, stocks, bonds, real estate, and commodities; (4) the effect of acquisitions and integration of acquired businesses including the recently acquired County Bank; (5) economic uncertainty created by terrorist threats and attacks on the United States, the actions taken in response, and the uncertain effect of these events on the national and regional economies; (6) changes in the interest rate environment; (7) changes in the regulatory environment; (8) competitive pressure in the banking industry; (9) operational risks including data processing system failures or fraud; (10) volatility of rate sensitive loans, deposits and investments; (11) asset/liability management risks and liquidity risks; and (12) changes in the securities markets. The Company undertakes no obligation to update any forward-looking statements to reflect circumstances or events that occur after the date forward-looking statements are made.

Forward-looking statements speak only as of the date they are made.

                                     #####